UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2014

BIOSCRIP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-28740	05-0489664
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Clearbrook Road, Elmsford, New York	10523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 460-1600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Effective January 8, 2014, BioScrip, Inc. (the “Company”) entered into a Stipulation and Order of Settlement and Dismissal (the “Settlement Agreement”) with the U.S. Department of Justice (the “DOJ”) and qui tam relator David Kester (the “Relator”), which Settlement Agreement memorializes the federal and private component of the Company’s previously disclosed agreement in principle to settle all civil claims under the False Claims Act and related statutes and all common law claims that could be brought by the DOJ and Relator that arise out of the distribution of the Novartis Pharmaceutical Corporation’s product Exjade® (the “Medication”) by the Company’s legacy specialty pharmacy division that was divested in May 2012 (the “Legacy Division”).

As previously disclosed in September 2013, the Company has cooperated with the United States Attorney’s Office (the “USAO”) for the Southern District of New York (the “SDNY”) and the New York Attorney General’s Medicaid Fraud Control Unit (the “NYMFCU” and, together with the USAO, the “Government”) by producing documents and information regarding the Legacy Division’s distribution of the Medication. Until January 8, 2014, the Company was prohibited from publicly disclosing any information related to the existence of the qui tam action. On January 8, 2014, the qui tam lawsuit was unsealed and made public on order of the court.

The Settlement Agreement resolves (1) federal claims that were or could have been raised relating to the Legacy Division’s distribution of the Medication, and (2) the Relator’s qui tam complaint filed against the Company, provided that the Company has to resolve by negotiation or litigation additional claims for attorneys’ fees of the Relator. Except for the Proposed State Settlement (defined below) and potential claims for certain investigative/administrative costs and attorneys’ fees incurred by the DOJ, Relator and NAMFCU (as defined below) that the Company expects not to exceed $750,000 in the aggregate, the Company does not anticipate any further claims relating to the matters involved in the Settlement Agreement. The Settlement Agreement does not, however, preclude the Office of Inspector General of the Department of Health and Human Services or any state from taking any administrative actions.

Under the Settlement Agreement, the Company will pay an aggregate of $11.7 million, plus interest (at an annual rate of 3.25%) on the following expected schedule: $2.3 million to be paid on or before January 15, 2014; $4.7 million to be paid on or before January 15, 2015; and $4.7 million to be paid on or before January 15, 2016. The Settlement Agreement represents a compromise to avoid the costs, distraction and uncertainty of protracted litigation. The Settlement Agreement does not include any admission of wrongdoing, illegal activity, or liability by the Company or its employees, directors, officers or agents. The lenders under the Company’s revolving credit facility and term loan B facility have provided their consent to the Settlement Agreement. As previously disclosed, the Company’s third quarter results included an accrual of an estimated potential loss of $15.0 million in connection with the government’s investigation regarding certain operations of the Legacy Division.

With respect to the individual states, the Company continues to have an agreement in principle (the “Proposed State Settlement”), as previously disclosed, with the offices of various State Attorneys General (which were represented by a team appointed by the National Association of Medicaid Fraud Control Units (“NAMFCU”)) to settle civil claims under the False Claims Act and related statutes that could be brought by the individual states that arise out of the Legacy Division’s distribution of the Medication. Under the Proposed State Settlement, the Company would pay an aggregate of $3.3 million, plus interest. With respect to such claims that could be brought by the individual states, the Proposed State Settlement remains subject to certain conditions, including execution of all required settlement and related documentation with any state that joins in the Proposed State Settlement. Until the conditions and documentation are completed, there can be no assurance that this matter with the individual states will in fact be resolved pursuant to the terms of the Proposed State Settlement.

A copy of the Settlement Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Settlement Agreement.

Forward-Looking Statements – Safe Harbor

This Current Report on Form 8-K includes statements that may constitute “forward-looking statements” conveying management’s expectations as to the future based on current plans, estimates and projections. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. In some cases, forward-looking statements can be identified by words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” “potential,” “continue” or comparable terms. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and, because such statements inherently involve risks and uncertainties, actual results may differ materially from those in the forward-looking statements as a result of various factors. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Important factors that could cause or contribute to such differences include but are not limited to risks associated with the Company’s ability to consummate the Proposed State Settlement, as well as the other risks described above and in the Company’s periodic filings with the Securities and Exchange Commission. The Company does not undertake any duty to update these forward-looking statements after the date hereof even though the Company’s situation may change in the future, except as required by law. All of the forward-looking statements herein are qualified by these cautionary statements.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

See the Exhibit Index which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSCRIP, INC.

Date: January 8, 2014		/s/ Kimberlee C. Seah
	By:	Kimberlee C. Seah
Senior Vice President and General Counsel

Exhibit Index

Exhibit Number	Description

10.1	Stipulation and Order of Settlement and Dismissal effective January 8, 2014 by and among the Company, the United States of America, acting through the U.S. Department of Justice and on behalf of the Office of Inspector General of the Department of Health and Human Services, and relator David Kester.